                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-7774

                          SCUDDER INVESTMENT PORTFOLIOS
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       12/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder US Bond Index Fund

Annual Report to Shareholders

December 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Scudder US Bond Index Fund

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

US Bond Index Portfolio

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to mirror the Lehman Brothers Aggregate Bond Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary December 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 12/31/04
Scudder US Bond Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Institutional Class**	4.27%	5.98%	7.55%	6.86%
Lehman Brothers Aggregate Bond Index+	4.34%	6.19%	7.71%	7.01%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.

** On August 13, 2004, Premier Class shares of the Fund were renamed to Institutional Class.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/04	$ 10.41
12/31/03	$ 10.46
Distribution Information: Twelve Months: Income Dividends as of 12/31/04	$ .37
Capital Gains as of 12/31/04	$ .11
December Income Dividend	.0323
SEC 30-day Yield as of 12/31/04++	3.45%
Current Annualized Distribution Rate as of 12/31/04++	3.65%

++ The SEC yield is net investment income per share earned over the month ended December 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.15% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.35% had certain expenses not been reduced. Yields and distribution rates are historical and will fluctuate.

Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	78	of	460	17
3-Year	79	of	379	21
5-Year	52	of	266	20

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] Scudder US Bond Index Fund — Institutional Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended December 31
Comparative Results as of 12/31/04
Scudder US Bond Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,042,700	$1,190,300	$1,438,700	$1,645,600
	Average annual total return	4.27%	5.98%	7.55%	6.86%
Lehman Brothers Aggregate Bond Index+	Growth of $1,000,000	$1,043,400	$1,197,600	$1,449,700	$1,662,200
	Average annual total return	4.34%	6.19%	7.71%	7.01%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class is $1,000,000.

* The Fund commenced operations on June 30, 1997. Index returns begin June 30, 1997.

+ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2004.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2004
Actual Fund Return	InstitutionalClass
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,042.10
Expenses Paid per $1,000*	$ 0.80
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/04	$ 1,000.00
Ending Account Value 12/31/04	$ 1,024.43
Expenses Paid per $1,000*	$ 0.79

* Expenses are equal to the Fund's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Institutional Class
Scudder US Bond Index Fund	0.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder US Bond Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for US Bond Index Portfolio, in which the fund invests all of its assets. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), an indirect subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2004, NTI had approximately $274 billion of assets under management.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

In the following interview, Lead Portfolio Manager Louis D'Arienzo discusses the market environment, fund performance and his strategy in managing Scudder US Bond Index Fund during the 12-month period ended December 31, 2004.

Q:  How did Scudder US Bond Index Fund perform during 2004?

A:  Scudder US Bond Index Fund tracked the performance of its benchmark, the Lehman Brothers Aggregate Bond Index, for the 12 months ended December 31, 2004.1 The fund produced a return of 4.27% (Institutional Class shares) for the annual period, compared with 4.34% for the benchmark. The fund outperformed the 3.85% average return of the 460 funds in its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2 The Lipper Intermediate Investment Grade Debt Funds category comprises funds that invest primarily in investment grade debt issues (rated in the top 48 grades) with dollar-weighted average maturities of five to 10 years.

Q:  What were the primary factors affecting the US bond market in 2004?

A:  The 12-month period was a challenging but ultimately rewarding one for bond investors. Bond markets were volatile during the period, due to both domestic and geopolitical concerns. These included the ongoing conflict in Iraq, rising energy prices, the possibility of a change in presidential leadership and policy, lackluster employment reports, and slowing growth in consumer spending. By the end of the period, however, the bond markets had nonetheless produced a positive return.

The economy continued to exhibit strength in the first quarter. Capital goods and technology orders rose, and economists were surprised as the addition of more than 300,000 jobs in March signaled the beginning of the long-awaited improvement in the labor market. This removed the final obstacle to the Federal Reserve beginning to increase interest rates and led to a rapid downturn in bond prices. The Federal Reserve indeed raised short-term interest rates by a quarter point at its June meeting but noted in its accompanying statement that the pace of future tightening would be "measured." The September meeting brought another quarter-point increase, with the Fed continuing to emphasize its measured approach. By year-end, following four more quarter-point increases, the federal funds rate had been increased to 2.25% from 1% a year earlier.

Following its spring decline, the bond market subsequently settled down as a "soft patch" emerged in the US economy during midsummer. Realizing that the Fed was unlikely to raise rates as quickly as first thought, investors grew more sanguine, and the bond market recovered from its mid-June lows. The economy subsequently gained steam as the year drew to a close, but the expansion was moderate, and inflation remained subdued. While the economy supported decent job growth, the pace was gradual enough so as to not generate wage inflation pressures. The volatile currency and oil markets have served as major drivers of day-to-day activity in the bond markets.

Even with the election behind us, the economy is still sensitive to political uncertainty, the ongoing war in Iraq and the shadow of higher oil prices. During the fourth quarter, crude oil prices moderated from the mid 50s to the low 40s. At the same time, the dollar weakened to a 12-year low, fueled by investor focus on the ever-growing US budget and trade deficits. Given the offsetting nature of these factors, it would appear that the Fed will be comfortable maintaining its "measured" pace of rate increases.

Q:  How did government bonds perform in this environment?

A:  Led by the Fed tightening, yields on shorter-maturity Treasuries increased in 2004, with two-year rates rising 125 basis points (1.25 percentage points), from 1.82% to 3.07%, and five-year rates rising 39 basis points, from 3.22% to 3.61%. Longer-dated Treasuries performed surprisingly well over the year, with 10-year yields declining four basis points, from 4.26% to 4.22%. The net result has been a significant flattening of the yield curve: in other words, a decline in the yields on longer-term bonds combined with increasing yields on shorter-term issues. The market appears to have taken comfort in the view that higher oil prices will result in slower growth and therefore lower inflation. Furthermore, foreign central banks have continued to support the market by adding to their Treasury holdings.

Q:  Which sectors within the Lehman Brothers Aggregate Bond Index were the best and worst performers?

A:  Overall, on a duration-adjusted basis, the Lehman Brothers Aggregate Bond Index outperformed US Treasury securities for the 12 months ended December 31, 2004, by 1.03%.3 Corporate, mortgage-backed and asset-backed issues turned in solid performances as demand for securities with higher yields remained strong and corporate earnings growth remained robust. US Treasury bonds produced a total return of 3.54% for the period. The more credit-sensitive portions of the market turned in the best performance for the period, with corporates leading the way with an excess return over duration-adjusted Treasuries of 1.59%. Mortgage-backed securities and asset-backed securities both outperformed duration-adjusted Treasuries by 1.42% for the period, while commercial mortgage-backed securities outperformed duration-adjusted Treasuries by 1.18%.

3 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100-basis-point (one single percentage point) change in market interest rate levels. A duration of 1.25, for example, means that the price of a bond or bond portfolio should rise by approximately 1.25% for a one-percentage-point drop in interest rates and that it should fall by 1.25% for a one-percentage-point rise in interest rates.

Q:  What investment strategies do you intend to pursue in the fund?

A:  This is an index fund, and we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the Lehman Brothers Aggregate Bond Index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and how they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary December 31, 2004

Asset Allocation (Excludes Securities Lending Collateral)	12/31/04	12/31/03

US Government Agency Sponsored Pass-Throughs	34%	21%
US Government Backed	27%	24%
Corporate Bonds	19%	21%
US Government Sponsored Agencies	10%	21%
Foreign Bonds — US$ Denominated	4%	5%
Commercial and Non-Agency Mortgage-Backed Securities	3%	2%
Cash Equivalents & Other, net	2%	4%
Asset Backed	1%	2%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/04	12/31/03

Financials	45%	42%
Consumer Discretionary	8%	8%
Utilities	7%	8%
Sovereign Bonds	7%	8%
Energy	7%	7%
Telecommunication Services	7%	7%
Consumer Staples	6%	6%
Industrials	5%	6%
Materials	4%	4%
Health Care	3%	2%
Information Technology	1%	2%
	100%	100%
Quality	12/31/04	12/31/03

US Government Obligations	71%	70%
AAA	8%	6%
AA	2%	3%
A	10%	10%
BAA	9%	11%
	100%	100%

Effective Maturity	12/31/04	12/31/03

Under 1 year	5%	3%
1 < 5 years	39%	41%
5 < 10 years	45%	40%
10 < 15 years	2%	10%
15 years or greater	9%	6%
	100%	100%

Weighted average effective maturity: 7.34 years and 6.35 years, respectively.

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 28. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15Th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments in US Bond Index Portfolio, at value	$ 159,441,619
Receivable for Fund shares sold	502,027
Due from Administrator	6,275
Other assets	9,617
Total assets	159,959,538
Liabilities
Dividends payable	87,832
Payable for Fund shares redeemed	41,386
Other accrued expenses and payables	44,246
Total liabilities	173,464
Net assets, at value	$ 159,786,074
Net Assets
Net assets consist of: Undistributed net investment income	686
Net unrealized appreciation (depreciation) on investments	3,587,252
Accumulated net realized gain (loss)	244,181
Paid-in capital	155,953,955
Net assets, at value	$ 159,786,074
Net Asset Value
Net Asset Value and redemption price per share ($159,786,074 ÷ 15,356,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Total investment income allocated from US Bond Index Portfolio: Interest (net of foreign taxes withheld of $182)	$ 5,108,412
Interest — Cash Management Fund Institutional	525,625
Securities lending income	77,807
Less allocated expenses[a]	(157,514)
Net investment income allocated from US Bond Index Portfolio	5,554,330
Expenses: Administrator service fee	306,572
Auditing	32,936
Legal	2,979
Reports to shareholders	13,201
Registration fee	11,184
Trustees' fees and expenses	11,644
Other	19,541
Total expenses, before expense reductions	398,057
Expense reductions	(321,379)
Total expenses, after expense reductions	76,678
Net investment income	5,477,652
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from Investments	1,599,547
Net unrealized appreciation (depreciation) during the period on investments	(792,294)
Net gain (loss) on investment transactions	807,253
Net increase (decrease) in net assets resulting from operations	$ 6,284,905

a For the year ended December 31, 2004, the Advisor to the US Bond Index Portfolio waived fees in the amount of $180,668 which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2004	2003
Operations: Net investment income	$ 5,477,652	$ 5,751,149
Net realized gain (loss) on investment transactions	1,599,547	1,172,749
Net unrealized appreciation (depreciation) on investment transactions during the period	(792,294)	(1,859,970)
Net increase (decrease) in net assets resulting from operations	6,284,905	5,063,928
Distributions to shareholders from: Net investment income	(5,476,966)	(5,284,590)
Net realized gains	(1,731,958)	(1,468,368)
Fund share transactions: Proceeds from shares sold	39,856,929	100,673,025
Reinvestment of distributions	6,642,496	6,239,325
Cost of shares redeemed	(28,945,322)	(62,544,297)
Net increase (decrease) in net assets from Fund share transactions	17,554,103	44,368,053
Increase (decrease) in net assets	16,630,084	42,679,023
Net assets at beginning of period	143,155,990	100,476,967
Net assets at end of period (including undistributed net investment income of $686 and $0, respectively)	$ 159,786,074	$ 143,155,990

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.46	$ 10.60	$ 10.42	$ 10.24	$ 9.76
Income (loss) from investment operations: Net investment income	.37[a]	.44[a]	.52[a]	.59	.62
Net realized and unrealized gain (loss) on investment transactions	.06	(.05)	.50	.23	.48
Total from investment operations	.43	.39	1.02	.82	1.10
Less distributions from: Net investment income	(.37)	(.42)	(.52)	(.59)	(.62)
Net realized gains on investment transactions	(.11)	(.11)	(.32)	(.05)	—
Total distributions	(.48)	(.53)	(.84)	(.64)	(.62)
Net asset value, end of period	$ 10.41	$ 10.46	$ 10.60	$ 10.42	$ 10.24
Total Return (%)[b]	4.27	3.75	10.04	8.19	11.72
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	160	143	100	110	116
Ratio of expenses before expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.48	.50	.52	.53	.57
Ratio of expenses after expense reductions, including expenses allocated from the US Bond Index Portfolio (%)	.15	.15	.15	.15	.15
Ratio of net investment income (%)	3.57	4.27	4.94	5.68	6.33
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Notes to Financial Statements

A. Significant Accounting Policies

US Bond Index Fund — Institutional Class ("Scudder US Bond Index Fund" or the "Fund") is a diversified series of the Scudder Advisor Funds II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the US Bond Index Portfolio (the "Portfolio"), a diversified, open-end management investment company advised by Deutsche Asset Management, Inc. ("DeAM, Inc.").

On December 31, 2004, the Fund owned approximately 100% of the US Bond Index Portfolio. The financial statements of the Portfolio, including the Investment Portfolio, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund determines the valuation of its investment in the Portfolio by multiplying its proportionate ownership of the Portfolio by the total value of the Portfolio's net assets.

The Portfolio's policies for determining the value of its net assets are discussed in the Portfolio's Financial Statements, which accompany this report.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The net unrealized appreciation/depreciation of the Fund's investment in the Portfolio consists of an allocated portion of the Portfolio's appreciation/depreciation. Please refer to the Portfolio's financial statements for a breakdown of the appreciation/depreciation from investments.

At December 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 223,437
Undistributed net long-term capital gains	$ 29,665
Capital loss carryforwards	$ —

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year ended December 31,
	2004	2003
Distributions from ordinary income*	$ 6,981,035	$ 6,120,017
Distributions from long-term capital gains	$ 227,889	$ 632,941

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. The Fund receives a daily allocation of the Portfolio's income, expenses and net realized and unrealized gains and losses in proportion to its investment in the Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

B. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. (the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Fund, both wholly owned subsidiaries of Deutsche Bank AG.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the year ended December 31, 2004, the Advisor and Administrator contractually agreed to waive its fees and reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at .15% including expenses allocated from the Portfolio. Accordingly, for the year ended December 31, 2004, the Administrator Service Fee was $306,572, all of which was waived. In addition, under this arrangement the Advisor and Administrator reimbursed the Fund in the amount of $14,807.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

C. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Year Ended December 31, 2004		Year Ended December 31, 2003
Shares	Dollars	Shares	Dollars
Shares sold
3,794,638	$ 39,856,929	9,516,017	$ 100,673,025
Shares issued to shareholders in reinvestment of distributions
634,674	$ 6,642,496	590,833	$ 6,239,325
Shares redeemed
(2,757,859)	$ (28,945,322)	(5,900,191)	$ (62,544,297)
Net increase (decrease)
1,671,453	$ 17,554,103	4,206,659	$ 44,368,053

D. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Advisor Funds II and Shareholders of US Bond Index Fund — Institutional Class:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of US Bond Index Fund — Institutional Class (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid distributions of $.015 per share from net long-term capital gains during its year ended December 31, 2004, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $280,000 as capital gain dividends for the year ended December 31, 2004, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-294-4366.

Trustees and Officers

The following individuals hold the same position with the fund and the Scudder Investment Portfolios.

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		54
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001), Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		56
S. Leland Dill 3/28/30 Trustee since 1986 for the Fund and since 1993 for the Scudder Investment Portfolios	Trustee, Phoenix Euclid Market Neutral Funds (since May 1998), Phoenix Funds (24 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	54
Martin J. Gruber 7/15/37 Trustee since 1992 for the Fund and since 1999 for the Scudder Investment Portfolios	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Trustee of the TIAA-CREF mutual funds (53 portfolios) (since February 2004); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	54
Richard J. Herring 2/18/46 Trustee since 1995 for the Fund and since 1999 for the Scudder Investment Portfolios	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	54
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	54
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	54
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Fund and since 1993 for the Scudder Investment Portfolios	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	54
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	54
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	137
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[5] 7/14/60 President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[6] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[5] 1/11/63 Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

Charles A. Rizzo[6] 8/5/57 Treasurer since 2002

Managing Director, Deutsche Asset Management (since April 2004). Formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

John Millette[6] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.
Lisa Hertz[5] 8/21/70 Assistant Secretary since 2004	Assistant Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Caroline Pearson[6] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Kevin M. Gay[6] 11/12/59 Assistant Treasurer since 2004	Vice President, Deutsche Asset Management.
Salvatore Schiavone[6] 11/3/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[6] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Philip Gallo[5] 8/2/62 Chief Compliance Officer, 2004-present	Managing Director, Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds II of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 280 Park Avenue, New York, New York.

5 Address: 345 Park Avenue, New York, New York.

6 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Investment Portfolio as of December 31, 2004

	Principal Amount ($)	Value ($)

Corporate Bonds 18.7%
Consumer Discretionary 1.9%
Albertson's, Inc.:
7.25%, 5/1/2013	25,000	29,028
7.5%, 2/15/2011	50,000	57,909
Comcast Cable Communications, Inc.:
6.2%, 11/15/2008 (e)	100,000	107,990
6.875%, 6/15/2009	60,000	66,657
8.375%, 3/15/2013	90,000	110,978
Comcast Corp., 5.85%, 1/15/2010	25,000	26,799
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	56,749
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	166,952
8.0%, 6/15/2010 (e)	150,000	173,371
Federated Department Stores, Inc., 7.45%, 7/15/2017	300,000	352,448
Ford Motor Co.:
6.625%, 10/1/2028	75,000	69,956
8.875%, 1/15/2022	200,000	226,399
Fred Meyer, Inc., 7.45%, 3/1/2008	50,000	55,127
Gannett Co., Inc., 6.375%, 4/1/2012	50,000	55,977
General Motors Corp., 8.25%, 7/15/2023	50,000	52,084
Gillette Co., 2.5%, 6/1/2008	50,000	48,609
Home Depot, Inc., 5.375%, 4/1/2006 (e)	25,000	25,637
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	53,790
Liberty Media Corp., 5.7%, 5/15/2013 (e)	70,000	69,458
News America Holdings, Inc. , 9.25%, 2/1/2013	100,000	128,872
Northwest Airlines Corp., 8.072%, 4/1/2021	21,952	24,531
Target Corp., 5.875%, 3/1/2012	200,000	217,779
TCI Communications, Inc., 7.125%, 2/15/2028	100,000	113,007
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	111,098
Time Warner, Inc.:
6.125%, 4/15/2006	50,000	51,773
6.625%, 5/15/2029	10,000	10,775
6.875%, 5/1/2012	100,000	113,886
6.95%, 1/15/2028	30,000	33,475
7.7%, 5/1/2032	25,000	30,578
Viacom, Inc., 7.7%, 7/30/2010	200,000	234,064
Walt Disney Co.:
6.2%, 6/20/2014	75,000	83,024
6.75%, 3/30/2006	100,000	104,191
		3,062,971
Consumer Staples 1.4%
Anheuser Busch Companies, Inc., 4.95%, 1/15/2014 (e)	100,000	102,263
Bottling Group LLC, 5.0%, 11/15/2013	50,000	51,549
Campbell Soup Co., 5.5%, 3/15/2007	20,000	20,739
Coca-Cola Co., 5.75%, 3/15/2011	25,000	27,009
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	250,000	333,341
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	118,895
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,995
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	50,738
General Mills, Inc.:
5.125%, 2/15/2007	10,000	10,267
6.0%, 2/15/2012	75,000	81,386
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	27,330
6.625%, 7/15/2011	25,000	28,193
Kellogg Co.:
6.0%, 4/1/2006	200,000	206,204
6.6%, 4/1/2011	50,000	56,011
Kraft Foods, Inc.:
5.25%, 6/1/2007	20,000	20,717
5.625%, 11/1/2011	50,000	52,947
6.25%, 6/1/2012	40,000	43,911
Kroger Co.:
7.5%, 4/1/2031	50,000	59,767
7.8%, 8/15/2007	50,000	54,835
McDonald's Corp., 8.875%, 4/1/2011	300,000	373,191
Nabisco, Inc., 6.375%, 2/1/2005	75,000	75,141
Philip Morris Co., Inc., 6.375%, 2/1/2006	50,000	51,251
Safeway, Inc.:
6.5%, 11/15/2008 (e)	90,000	97,457
6.5%, 3/1/2011	80,000	87,615
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	57,511
Wal-Mart Stores, Inc.:
4.375%, 7/12/2007	20,000	20,465
6.875%, 8/10/2009	100,000	112,289
		2,232,017
Energy 1.4%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	104,028
5.7%, 2/15/2033	50,000	51,463
Amoco Co., 6.5%, 8/1/2007	250,000	267,993
Anadarko Petroleum Corp., 7.5%, 10/15/2026	60,000	71,843
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	59,644
ChevronTexaco Capital Co., 3.5%, 9/17/2007	20,000	20,089
Conoco Funding Co., 6.35%, 10/15/2011	200,000	223,235
Conoco, Inc., 6.95%, 4/15/2029	150,000	177,128
Devon Financing Corp., 6.875%, 9/30/2011	100,000	113,256
Duke Capital Corp., 7.5%, 10/1/2009 (e)	150,000	169,773
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	28,218
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	66,986
Lasmo USA, Inc., 7.5%, 6/30/2006	100,000	106,063
Marathon Oil Corp., 5.375%, 6/1/2007	50,000	51,994
MidAmerican Energy Holdings Co.:
3.5%, 5/15/2008	75,000	73,466
5.875%, 10/1/2012	25,000	26,491
Occidental Petroleum Corp., 7.375%, 11/15/2008	100,000	112,141
Pemex Project Funding Master Trust:
7.375%, 12/15/2014	100,000	111,150
7.875%, 2/1/2009	50,000	56,175
9.125%, 10/13/2010	150,000	179,850
Phillips Petroleum Co., 8.75%, 5/25/2010	50,000	61,019
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	27,489
Tosco Corp., 7.625%, 5/15/2006	50,000	52,917
Transocean Sedco Forex, Inc., 6.625%, 4/15/2011	50,000	55,901
Valero Energy Corp., 6.125%, 4/15/2007	25,000	26,347
		2,294,659
Financials 8.7%
ABN Amro Bank NV, 7.125%, 6/18/2007	540,000	584,344
Allstate Corp.:
5.35%, 6/1/2033	50,000	47,426
7.2%, 12/1/2009	100,000	113,328
American Express Credit Corp., 3.0%, 5/16/2008	50,000	48,830
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	98,402
5.75%, 3/15/2007	75,000	78,316
American International Group, Inc.:
2.875%, 5/15/2008	50,000	48,456
4.25%, 5/15/2013	100,000	96,613
Assurant, Inc., 5.625%, 2/15/2014	25,000	25,819
Avalonbay Communities, 6.125%, 11/1/2012 (e)	30,000	32,280
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	116,583
Bank of America Corp.:
4.875%, 1/15/2013	200,000	203,475
5.125%, 11/15/2014 (e)	100,000	102,497
5.875%, 2/15/2009	50,000	53,678
6.5%, 3/15/2006	100,000	103,599
7.125%, 5/1/2006	200,000	209,782
Bank of New York Co., Inc.:
5.2%, 7/1/2007	25,000	25,992
7.3%, 12/1/2009	65,000	73,933
Bank One Corp.:
5.5%, 3/26/2007	20,000	20,838
6.5%, 2/1/2006	50,000	51,759
7.875%, 8/1/2010	50,000	58,321
Bear Stearns Companies, Inc.:
4.0%, 1/31/2008	150,000	151,117
5.7%, 11/15/2014	150,000	158,429
Boeing Capital Corp.:
5.75%, 2/15/2007	100,000	104,437
6.1%, 3/1/2011 (e)	110,000	119,984
6.35%, 11/15/2007	50,000	53,448
Boston Properties, Inc., 6.25%, 1/15/2013	25,000	27,123
Charter One Bank Financial, Inc., 6.375%, 5/15/2012	10,000	11,043
Chubb Corp., 6.0%, 11/15/2011	10,000	10,787
CIT Group, Inc., 3.875%, 11/3/2008	125,000	123,998
Citigroup, Inc.:
4.875%, 5/7/2015	150,000	148,243
5.875%, 2/22/2033	100,000	101,444
6.0%, 10/31/2033	200,000	206,978
6.5%, 2/7/2006	75,000	77,636
6.5%, 1/18/2011	150,000	167,498
6.625%, 6/15/2032	50,000	56,001
7.25%, 10/1/2010	50,000	57,513
8.625%, 2/1/2007	200,000	220,124
Countrywide Home Loans, Inc., 4.0%, 3/22/2011	100,000	97,226
Credit Suisse First Boston USA, Inc.:
5.125%, 1/15/2014 (e)	100,000	101,895
6.125%, 11/15/2011	100,000	109,048
6.5%, 1/15/2012	100,000	111,298
EOP Operating LP:
7.0%, 7/15/2011	100,000	112,774
7.75%, 11/15/2007	45,000	49,665
First Chicago NBD Corp., 7.125%, 5/15/2007	200,000	215,692
FleetBoston Financial Corp., 7.375%, 12/1/2009	65,000	74,240
Ford Motor Credit Co.:
6.875%, 2/1/2006	50,000	51,510
7.0%, 10/1/2013 (e)	100,000	106,013
7.25%, 10/25/2011	275,000	294,917
7.375%, 10/28/2009	150,000	161,801
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	50,888
General Electric Capital Corp.:
4.625%, 9/15/2009 (e)	63,000	64,630
5.0%, 2/15/2007 (e)	40,000	41,206
5.45%, 1/15/2013	200,000	211,093
6.0%, 6/15/2012	400,000	436,015
6.75%, 3/15/2032	50,000	58,522
6.875%, 11/15/2010	50,000	56,300
General Motors Acceptance Corp.:
6.125%, 9/15/2006	50,000	51,259
6.75%, 1/15/2006	100,000	102,588
6.751%, 12/1/2014	75,000	75,103
6.875%, 8/28/2012	150,000	153,147
7.25%, 3/2/2011	225,000	235,566
8.0%, 11/1/2031	75,000	77,091
8.8%, 3/1/2021	200,000	216,422
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	100,000	101,341
5.25%, 4/1/2013	50,000	51,273
5.5%, 11/15/2014	100,000	102,995
6.6%, 1/15/2012	50,000	55,802
6.65%, 5/15/2009	15,000	16,552
6.875%, 1/15/2011	100,000	112,818
7.35%, 10/1/2009	50,000	56,874
Hartford Financial Services Group, Inc., 4.625%, 7/15/2013	50,000	48,421
Heller Financial, Inc., 6.375%, 3/15/2006	75,000	77,624
HSBC Finance Corp.:
4.75%, 7/15/2013	100,000	99,225
6.375%, 10/15/2011	50,000	55,220
6.4%, 6/17/2008	100,000	107,888
6.5%, 1/24/2006	50,000	51,688
6.75%, 5/15/2011	25,000	28,056
7.0%, 5/15/2012	100,000	114,198
8.0%, 7/15/2010	150,000	176,540
HSBC Bank USA, 4.625%, 4/1/2014	50,000	49,031
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	24,343
5.625%, 6/1/2007	10,000	10,449
5.7%, 7/3/2006	50,000	51,695
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	37,648
7.0%, 3/15/2012	100,000	115,296
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	26,552
JPMorgan Chase & Co.:
6.375%, 4/1/2008	100,000	107,938
6.75%, 2/1/2011 (e)	100,000	112,341
7.125%, 6/15/2009	300,000	333,786
KeyCorp, 7.5%, 6/15/2006	100,000	105,612
KFW International Finance, Inc.:
5.25%, 6/28/2006	75,000	77,416
7.0%, 3/1/2013	275,000	319,021
Lehman Brothers Holdings, Inc.:
3.5%, 8/7/2008	50,000	49,408
4.0%, 1/22/2008	50,000	50,345
6.25%, 5/15/2006	50,000	52,037
7.0%, 2/1/2008	50,000	54,629
8.25%, 6/15/2007	50,000	55,468
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014 (e)	50,000	48,853
MBIA, Inc., 9.375%, 2/15/2011	125,000	159,158
MBNA America Bank NA, 4.625%, 8/3/2009	50,000	50,909
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	25,090
Series C, 5.0%, 1/15/2015	25,000	24,902
6.0%, 2/17/2009	250,000	268,319
MetLife, Inc., 6.125%, 12/1/2011	25,000	27,169
Morgan Stanley:
4.75%, 4/1/2014	325,000	316,683
6.1%, 4/15/2006	150,000	155,318
Morgan Stanley Dean Witter & Co.:
5.3%, 3/1/2013	100,000	102,972
6.6%, 4/1/2012	50,000	55,766
National Rural Utilities Cooperative Finance Corp., 5.75%, 11/1/2008	100,000	106,662
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	26,399
PNC Funding Corp., 6.875%, 7/15/2007	300,000	323,306
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	25,274
ProLogis:
5.5%, 3/1/2013 (e)	20,000	20,729
7.1%, 4/15/2008	10,000	10,969
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	24,400
Sanwa Bank Ltd., 7.4%, 6/15/2011	10,000	11,465
Simon Property Group LP, 6.35%, 8/28/2012	100,000	109,249
SLM Corp., 4.0%, 1/15/2009	150,000	149,927
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	116,177
Toyota Motor Credit Corp.:
5.5%, 12/15/2008	30,000	31,779
5.65%, 1/15/2007	25,000	26,068
US Bancorp:
Series N, 3.95%, 8/23/2007	20,000	20,192
5.1%, 7/15/2007	20,000	20,686
US Bank National Association, 6.3%, 2/4/2014	100,000	110,892
Verizon Global Funding Corp.:
6.75%, 12/1/2005	150,000	154,855
7.25%, 12/1/2010	150,000	171,853
7.75%, 12/1/2030	50,000	62,166
Wachovia Bank NA, 5.0%, 8/15/2015 (e)	200,000	200,643
Wachovia Corp.:
4.875%, 2/15/2014	50,000	49,834
7.5%, 7/15/2006	100,000	106,397
Washington Mutual, Inc., 4.375%, 1/15/2008	150,000	152,339
Wells Fargo & Co.:
4.95%, 10/16/2013	50,000	50,745
6.45%, 2/1/2011	75,000	83,405
7.55% , 6/21/2010	200,000	232,301
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	100,000	105,498
		13,934,862
Health Care 0.6%
Aetna, Inc., 7.125%, 8/15/2006	50,000	52,605
Amgen, Inc., 144A, 4.85%, 11/18/2014	25,000	24,999
Bristol-Myers Squibb Co., 5.75%, 10/1/2011	150,000	160,647
Merck & Co, Inc., 6.4%, 3/1/2028	500,000	544,642
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	52,258
6.75%, 12/1/2033	25,000	28,141
UnitedHealth Group, Inc., 4.875%, 4/1/2013 (e)	25,000	25,209
Wyeth, 4.375%, 3/1/2008	100,000	101,611
		990,112
Industrials 1.1%
Burlington North Santa Fe, 5.9%, 7/1/2012	100,000	108,091
Caterpillar, Inc.:
7.3%, 5/1/2031 (e)	70,000	87,637
9.0%, 4/15/2006	50,000	53,469
Cendant Corp., 6.25%, 1/15/2008	25,000	26,680
CRH America, Inc., 5.3%, 10/15/2013	100,000	102,961
CSX Corp., 7.45%, 5/1/2007	115,000	124,654
Delphi Auto Systems Corp., 6.55%, 6/15/2006	50,000	51,458
Delphi Corp., 7.125%, 5/1/2029 (e)	5,000	4,701
FedEx Corp., 9.65%, 6/15/2012	50,000	64,932
General Dynamics Corp., 5.375%, 8/15/2015	100,000	104,986
Honeywell International, Inc., 7.5%, 3/1/2010	25,000	28,883
Norfolk Southern Corp.:
6.2%, 4/15/2009	50,000	54,166
7.8%, 5/15/2027	100,000	125,254
Northrop Grumman Corp., 7.125%, 2/15/2011	200,000	229,523
Raytheon Co., 6.75%, 8/15/2007	117,000	126,045
Republic Services, Inc., 7.125%, 5/15/2009	10,000	11,149
Union Pacific Corp.:
6.4%, 2/1/2006	80,000	82,601
6.65%, 1/15/2011	50,000	55,905
6.79%, 11/9/2007	16,000	17,213
United Technologies Corp.:
6.1%, 5/15/2012	50,000	55,016
7.0%, 9/15/2006	50,000	52,697
7.125%, 11/15/2010	50,000	57,438
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	54,440
7.0%, 7/15/2028	50,000	56,395
		1,736,294
Information Technology 0.3%
Hewlett-Packard Co., 5.75%, 12/15/2006	20,000	20,823
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	102,107
6.5%, 1/15/2028	100,000	113,109
Motorola, Inc., 7.625%, 11/15/2010	50,000	57,998
Scana Corp.:
6.25%, 2/1/2012	60,000	65,852
6.875%, 5/15/2011	25,000	28,196
		388,085
Materials 0.6%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	27,310
7.375%, 8/1/2010 (e)	100,000	115,694
Dow Chemical Co., 6.0%, 10/1/2012 (e)	100,000	109,255
E.I. du Pont de Nemours, 6.875%, 10/15/2009	150,000	169,190
International Flavors & Fragrance, Inc., 6.45%, 5/15/2006	10,000	10,399
International Paper Co.:
5.85%, 10/30/2012	100,000	106,552
6.75%, 9/1/2011	40,000	44,845
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	79,147
Praxair, Inc., 3.95%, 6/1/2013	50,000	47,511
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	169,025
		878,928
Telecommunication Services 1.1%
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	105,653
AT&T Wireless Services, Inc.:
7.35%, 3/1/2006	25,000	26,153
7.875%, 3/1/2011	200,000	235,723
8.125%, 5/1/2012 (e)	35,000	42,310
BellSouth Capital Funding, 7.75%, 2/15/2010	100,000	115,847
BellSouth Corp.:
5.2%, 9/15/2014	50,000	50,961
5.2%, 12/15/2016	50,000	50,056
6.0%, 10/15/2011 (e)	100,000	108,994
Cingular Wireless, 6.5%, 12/15/2011	75,000	83,461
Clear Channel Communications, Inc.:
4.4%, 5/15/2011	50,000	48,547
7.65%, 9/15/2010	50,000	56,891
GTE North, Inc., 5.65%, 11/15/2008	100,000	104,183
SBC Communications, Inc.:
5.1%, 9/15/2014	25,000	25,232
5.875%, 8/15/2012	150,000	161,588
6.25%, 3/15/2011	50,000	54,859
Sprint Capital Corp.:
6.875%, 11/15/2028	120,000	131,374
8.375%, 3/15/2012	175,000	213,175
Verizon New York, Inc., Series A, 6.875%, 4/1/2012	25,000	28,062
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	97,517
Verizon Wireless, Inc., 5.375%, 12/15/2006	50,000	51,790
		1,792,376
Utilities 1.6%
American Electric Power Co., Inc.:
5.25%, 6/1/2015	100,000	100,978
Series A, 6.125%, 5/15/2006	45,000	46,637
Arizona Public Service, 6.5%, 3/1/2012	25,000	27,791
Boston Edison Co., 4.875%, 4/15/2014	25,000	25,330
Columbia Energy Group, 7.62%, 11/28/2025	25,000	26,437
Consolidated Edison Co. of New York, Inc., 4.875%, 2/1/2013	50,000	50,792
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	218,218
Constellation Energy Group, Inc., 7.0%, 4/1/2012	25,000	28,496
Dominion Resources, Inc., 8.125%, 6/15/2010	90,000	105,933
DTE Energy Co.:
6.45%, 6/1/2006	40,000	41,640
7.05%, 6/1/2011	50,000	56,617
Exelon Corp., 6.75%, 5/1/2011	50,000	55,931
FPL Group Capital, Inc., 7.625%, 9/15/2006	50,000	53,409
General Electric Co., 5.0%, 2/1/2013	400,000	410,386
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	25,000	26,121
KeySpan Corp.:
6.15%, 6/1/2006	50,000	52,053
7.875%, 2/1/2010	25,000	29,350
8.0%, 11/15/2030	50,000	66,930
Kinder Morgan, Inc., 6.5%, 9/1/2012	50,000	54,959
National Rural Utilities, 8.0%, 3/1/2032	100,000	130,490
Niagara Mohawk Power Corp., 7.75%, 5/15/2006	85,000	90,021
Potomac Electric Power, 6.25%, 10/15/2007	100,000	106,459
PP&L Capital Funding, Inc., 8.375%, 6/15/2007	25,000	27,532
Progress Energy, Inc.:
5.85%, 10/30/2008	25,000	26,298
6.75%, 3/1/2006	50,000	51,883
6.85%, 4/15/2012	35,000	39,071
7.1%, 3/1/2011	90,000	101,182
PSE&G Power LLC, 7.75%, 4/15/2011	70,000	81,620
PSI Energy, Inc., 5.0%, 9/15/2013	50,000	50,322
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	76,196
Sempra Energy, 7.95%, 3/1/2010	25,000	28,896
Southern California Edison Co., 6.0%, 1/15/2034	50,000	53,120
Virginia Electric and Power Co.:
5.75%, 3/31/2006	25,000	25,736
7.625%, 7/1/2007	100,000	109,086
Wisconsin, Energy Corp., 6.5%, 4/1/2011	50,000	55,220
		2,531,140
Total Corporate Bonds (Cost $28,290,835)		29,841,444

Foreign Bonds — US$ Denominated 4.1%
Energy 0.1%
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	11,589
Canadian National Resources Ltd., 5.45%, 10/1/2012	25,000	26,125
EnCana Corp., 4.75%, 10/15/2013	50,000	49,618
		87,332
Financials 1.4%
Apache Finance Canada, 7.75%, 12/15/2029	25,000	32,501
Axa, 8.6%, 12/15/2030	50,000	65,667
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	68,667
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	112,420
Corp. Andina De Fomento:
5.2% , 5/21/2013	25,000	25,479
6.875%, 3/15/2012	10,000	11,238
Deutsche Telekom International Finance BV, 8.0%, 6/15/2010	150,000	178,706
Dow Capital BV, 9.2%, 6/1/2010	50,000	60,511
European Investment Bank:
3.0%, 6/16/2008 (e)	100,000	99,149
4.625%, 3/1/2007 (e)	400,000	410,667
HSBC Holdings PLC, 7.5%, 7/15/2009	150,000	171,058
Inter-American Development Bank, 6.625%, 3/7/2007 (e)	300,000	321,124
Korea Development Bank, 5.25%, 11/16/2006	50,000	51,414
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	59,385
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	56,922
Royal Bank of Scotland Group PLC, 7.648%*, 8/31/2049	50,000	60,871
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	58,270
Santander Financial Issuances, 7.0%, 4/1/2006	20,000	20,870
Svensk Exportkredit AB, 2.875%, 1/26/2007	25,000	24,749
The International Bank for Reconstruction & Development:
4.375%, 9/28/2006 (e)	250,000	255,338
8.625%, 10/15/2016	100,000	134,477
		2,279,483
Industrials 0.1%
Canadian National Railway Co., 4.4%, 3/15/2013	50,000	48,930
Tyco International Group SA:
6.0%, 11/15/2013	20,000	21,789
6.375%, 10/15/2011	40,000	44,162
		114,881
Materials 0.3%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	98,219
4.875%, 9/15/2012	10,000	10,156
5.2%, 1/15/2014	25,000	25,652
Potash Corp. of Saskatchewan, Inc., 7.125%, 6/15/2007	300,000	323,824
		457,851
Sovereign Bonds 1.6%
Canadian Government, 5.25%, 11/5/2008	100,000	105,718
Government of Malaysia, 8.75%, 6/1/2009	10,000	11,862
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	294,722
Province of British Columbia, 5.375%, 10/29/2008	50,000	52,885
Province of Manitoba, 5.5%, 10/1/2008	200,000	211,684
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	54,330
Province of Ontario, 4.375%, 2/15/2013 (e)	100,000	99,040
Province of Quebec:
5.75%, 2/15/2009	50,000	53,564
7.0%, 1/30/2007	200,000	214,086
Republic of Chile, 6.875%, 4/28/2009	10,000	11,123
Republic of Finland, 5.875%, 2/27/2006	200,000	206,584
Republic of Italy:
3.625%, 9/14/2007	20,000	20,029
6.0%, 2/22/2011	225,000	246,334
6.875%, 9/27/2023	200,000	238,321
Republic of Korea, 8.875%, 4/15/2008	50,000	58,053
United Mexican States:
4.625%, 10/8/2008	25,000	25,313
6.375%, 1/16/2013	250,000	266,250
8.375%, 1/14/2011 (e)	50,000	58,725
8.625%, 3/12/2008	40,000	45,400
9.875%, 1/15/2007 (e)	100,000	112,450
Series A, 9.875%, 2/1/2010 (e)	190,000	233,510
		2,619,983
Telecommunication Services 0.5%
British Telecommunications PLC:
8.375%, 12/15/2010	50,000	60,043
8.875%, 12/15/2030	70,000	93,731
France Telecom SA:
7.95%, 3/1/2006	75,000	78,747
8.5%, 3/1/2011	75,000	89,468
9.25%, 3/1/2031	75,000	101,670
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	29,509
8.375%, 10/1/2030	50,000	64,873
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008	10,000	10,671
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	146,586
Vodafone Group PLC:
5.0%, 12/16/2013	100,000	101,751
7.75%, 2/15/2010	50,000	58,023
		835,072
Utilities 0.1%
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	136,639
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	37,472
United Utilities PLC, 5.375%, 2/1/2019	30,000	29,585
		203,696
Total Foreign Bonds — US$ Denominated (Cost $6,149,065)		6,598,298

Asset Backed 1.5%
Automobile Receivables 0.3%
Daimler Chrysler Auto Trust, "A3", Series 2004-C, 2.98%, 8/8/2008	100,000	99,326
Honda Auto Receivables Owner Trust:
"A3", Series 2004-2, 3.3%, 6/16/2008	100,000	99,968
"A4", Series 2004-2, 3.81%, 10/15/2009	100,000	100,481
Nissan Auto Receivables Own Trust, "A3", Series 2004-B, 3.35%, 5/15/2008	100,000	100,017
WFS Financial Owner Trust, "A3", Series 2004-2, 2.85%, 9/22/2008	100,000	99,402
		499,194
Credit Card Receivables 0.5%
Chemical Master Credit Card Trust, "A", Series 1996-3, 7.09%, 2/15/2009	200,000	210,676
Citibank Credit Card Master Trust I, "A", Series 1999-2, 5.875%, 3/10/2011	100,000	107,567
Discover Card Master Trust I, "A", Series 2002-2, 5.15%, 10/15/2009	200,000	207,414
MBNA Credit Card Master Note Trust, "A", Series 1999-J, 7.0%, 2/15/2012	200,000	225,281
MBNA Master Credit Card Trust USA, "A", Series 1999-B, 5.9%, 8/15/2011	50,000	53,908
		804,846
Home Equity Loans 0.3%
Chase Funding Mortgage Loan, "1A4", Series 2004-2, 5.323%, 5/25/2031	100,000	100,702
Citifinancial Mortgage Securities, Inc., "AF2", Series 2004-1, 2.645%, 4/25/2034	100,000	96,801
GMAC Mortgage Corp. Loan Trust, "A5", Series 2004-HE5, 4.865%*, 9/25/2034	100,000	99,520
Residential Asset Securities Corp., "AI3", Series 2004-KS6, 4.16%, 7/25/2030	100,000	100,203
		397,226
Industrials 0.0%
Delta Air Lines, Inc., "G-2", Series 2002-1, 6.417%, 7/2/2012	50,000	52,196
Miscellaneous 0.4%
Detroit Edison Securitization, "A3", Series 2001-1, 5.875%, 3/1/2010	100,000	104,508
Oncor Electric Delivery Transition Bond Co., "A3", Series 2003-1, 4.95%, 2/15/2015	100,000	103,201
PECO Energy Transition Trust:
"A6", Series 1999-A, 6.05%, 3/1/2009	50,000	51,944
"A7", Series 1999-A, 6.13%, 3/1/2009	50,000	53,468
West Penn Funding LLC, "A4", Series 1999-A, 6.98%, 12/26/2008	250,000	271,440
		584,561
Total Asset Backed (Cost $2,253,071)		2,338,023

US Government Sponsored Agencies 9.9%
Federal Home Loan Bank:
2.75%, 3/14/2008 (e)	625,000	610,781
3.875%, 6/14/2013 (e)	1,000,000	965,048
4.5%, 11/15/2012 (e)	1,000,000	1,011,437
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006 (e)	1,000,000	992,984
3.5%, 9/15/2007 (e)	1,700,000	1,704,857
4.25%, 7/15/2009	2,000,000	2,034,762
4.5%, 1/15/2013	500,000	504,175
6.75%, 9/15/2029 (e)	3,000	3,628
6.875%, 1/15/2005	2,000,000	2,002,598
Federal National Mortgage Association:
4.25%, 5/15/2009 (e)	750,000	763,116
4.375%, 10/15/2006 (e)	1,600,000	1,631,967
5.25% with various maturities from 4/15/2007 until 1/15/2009	1,500,000	1,569,786
6.25%, 5/15/2029	450,000	512,103
6.96%, 4/2/2007	500,000	539,072
7.125%, 1/15/2030	50,000	62,893
7.25%, 5/15/2030 (e)	650,000	831,041
Total US Government Sponsored Agencies (Cost $15,552,977)		15,740,248

US Government Agency Sponsored Pass-Throughs 34.5%
Federal Home Loan Mortgage Corp.:
4.0%, 8/1/2017 (b)	1,000,000	977,188
4.5%, 2/1/2018 (b)	2,000,000	1,992,500
5.0% with various maturities from 12/1/2017 until 6/1/2033 (b)	6,621,863	6,612,992
5.5% with various maturities from 11/1/2013 until 4/1/2033 (b)	3,070,247	3,119,633
6.0%, 12/1/2032 (b)	1,000,000	1,032,812
6.5% with various maturities from 12/1/2014 until 11/1/2029 (b)	2,086,750	2,190,046
7.0% with various maturities from 12/1/2024 until 12/1/2026	176,278	187,857
7.5% with various maturities from 5/1/2024 until 10/1/2030	58,170	62,574
Federal National Mortgage Association:
4.5%, 5/1/2018 (b)	4,000,000	3,986,248
5.0% with various maturities from 1/1/2018 until 1/1/2034 (b)	6,481,462	6,537,892
5.5% with various maturities from 2/1/2017 until 3/1/2033 (b)	10,000,000	10,168,125
6.0% with various maturities from 10/1/2009 until 6/1/2032 (b)	6,322,177	6,549,691
6.5% with various maturities from 1/1/2018 until 5/1/2030 (b)	2,968,960	3,124,503
7.0% with various maturities from 6/1/2012 until 12/1/2033	2,562,490	2,715,890
7.5% with various maturities from 1/1/2024 until 4/1/2028	70,579	75,902
8.0% with various maturities from 12/1/2021 until 11/1/2031	160,511	174,094
8.5% with various maturities from 12/1/2025 until 8/1/2031	69,005	75,236
Government National Mortgage Association:
5.0%, 2/1/2033 (b)	1,000,000	999,688
5.5%, 1/1/2033 (b)	2,000,000	2,040,624
6.0% with various maturities from 2/15/2029 until 12/1/2032 (b)	1,388,728	1,439,950
6.5% with various maturities from 11/15/2023 until 8/20/2032	347,062	365,975
7.5% with various maturities from 8/15/2029 until 6/15/2032	220,494	236,828
8.0% with various maturities from 7/15/2022 until 3/15/2032	312,981	340,592
8.5%, 11/15/2029	24,602	26,861
9.0%, 1/15/2023	30,271	33,979
Total US Government Agency Sponsored Pass-Throughs (Cost $54,561,050)		55,067,680

Commercial and Non-Agency Mortgage-Backed Securities 2.7%
Banc of America Commercial Mortgage, Inc., "A4", Series 2004-1, 4.76%, 11/10/2039	200,000	199,802
Bear Stearns Commercial Mortgage Securities, Inc.:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	400,000	446,614
"A1", Series 2000-WF2, 7.11%, 10/15/2032	332,684	357,255
"A2", Series 2000-WF8, 7.78%, 2/15/2032	150,000	172,671
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	100,000	107,745
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	214,102
"A3", Series 2001-CF2, 6.238%, 2/15/2034	250,000	265,809
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	100,000	107,316
First Union National Bank Commercial Mortgage, "A1", Series 1999-C4, 7.184%, 12/15/2031	38,656	40,697
First Union-Lehman Brothers-Bank of America, "A2", Series 1998-C2, 6.56%, 11/18/2035	100,000	107,513
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	347,993
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	203,766
Greenwich Capital Commercial Funding Corp., "A7", Series 2004-GG1, 5.317%*, 6/10/2036	200,000	207,838
GS Mortgage Securities Corp., "A6", Series 2004-GG2, 5.396%*, 8/10/2038	100,000	104,301
JPMorgan Chase Commercial Mortgage Securities, "A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	208,128
LB Commercial Conduit Mortgage Trust:
"A2", Series 1999-C1, 6.78%, 6/15/2031	150,000	165,249
"A1", Series 1999-C2, 7.105%, 10/15/2032	82,278	86,122
LB-UBS Commercial Mortgage Trust:
"A2", Series 2002-C1, 5.969%, 3/15/2026	100,000	105,794
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	223,685
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	112,055
Morgan Stanley Capital I, "A1", Series 1998-WF2, 6.34%, 7/15/2030	19,123	19,187
Morgan Stanley Dean Witter Capital I:
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	201,177
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	111,946
Nomura Asset Securities Corp., "A1B", Series 1998-D6, 6.59%, 3/15/2030	100,000	108,166
Wachovia Bank Commercial Mortgage Trust, "A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	101,041
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $4,069,052)		4,325,972

Municipal Investments 0.1%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	75,000	72,571
Oregon, State General Obligation, 5.892%, 6/1/2027	25,000	27,013
Total Municipal Investments (Cost $94,334)		99,584

US Government Backed 26.8%
US Treasury Bond:
5.25%, 11/15/2028 (e)	675,000	707,484
5.375%, 2/15/2031 (e)	2,070,000	2,238,349
6.0%, 2/15/2026 (e)	300,000	343,652
6.25%, 8/15/2023 (e)	700,000	819,520
6.875%, 8/15/2025 (e)	795,000	1,001,358
7.25%, 8/15/2022 (e)	565,000	728,166
7.625%, 11/15/2022 (e)	90,000	120,287
7.875%, 2/15/2021 (e)	300,000	405,328
8.0%, 11/15/2021 (e)	1,000,000	1,372,695
8.75%, 8/15/2020 (e)	450,000	650,461
11.25%, 2/15/2015	1,150,000	1,807,701
US Treasury Note:
1.625%, 3/31/2005 (e)	3,900,000	3,893,908
2.25%, 2/15/2007 (e)	3,000,000	2,949,141
2.375%, 8/15/2006 (e)	2,000,000	1,981,016
3.0%, 11/15/2007 (e)	1,500,000	1,490,742
3.0%, 2/15/2008 (e)	2,500,000	2,479,590
3.125%, 9/15/2008 (e)	2,525,000	2,499,848
3.375%, 11/15/2008 (e)	1,000,000	997,305
3.5%, 8/15/2009	1,500,000	1,495,899
3.5%, 11/15/2009 (e)	1,750,000	1,741,796
3.55%, 12/15/2009	1,250,000	1,243,945
3.625%, 7/15/2009 (e)	500,000	501,446
3.626%, 5/15/2013 (e)	500,000	484,512
4.0%, 2/15/2014 (e)	2,965,000	2,924,116
4.25%, 8/15/2013 (e)	900,000	907,102
4.25%, 8/15/2014 (e)	2,000,000	2,004,454
4.255%, 11/15/2014 (e)	1,000,000	1,002,617
4.75%, 5/15/2014 (e)	975,000	1,016,056
5.0%, 2/15/2011 (e)	320,000	340,412
6.875%, 5/15/2006 (e)	2,000,000	2,105,860
8.75%, 5/15/2020 (e)	300,000	432,762
Total US Government Backed (Cost $42,106,126)		42,687,528

	Shares	Value ($)

Securities Lending Collateral 32.2%
Daily Assets Fund Institutional, 2.25% (d) (f) (Cost $51,303,720)	51,303,720	51,303,720

Cash Equivalents 29.1%
Cash Management Fund Institutional, 1.99% (c) (Cost $46,439,514)	46,439,514	46,439,514
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $250,819,744) (a)	159.6	254,442,011
Other Assets and Liabilities, Net	(59.6)	(95,000,392)
Net Assets	100.0	159,441,619

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2004.

(a) The cost for federal income tax purposes was $250,827,988. At December 31, 2004, net unrealized appreciation for all securities based on tax cost was $3,614,023. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,191,322 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $577,299.

(b) Mortgage dollar roll included.

(c) Cash Management Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2004 amounted to $50,404,840 which is 31.6% of net assets.

(f) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., the Federal National Mortgage Association and the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2004
Assets
Investments: Investments in securities, at value (cost $153,076,510) — including $50,404,840 of securities loaned	$ 156,698,777
Investment in Cash Management Fund Institutional (cost $46,439,514)	46,439,514
Investment in Daily Assets Fund Institutional (cost $51,303,720)*	51,303,720
Total investments in securities, at value (cost $250,819,744)	254,442,011
Receivable for investments sold	52,350
Interest receivable	1,553,195
Due from Advisor	28,684
Other assets	2,237
Total assets	256,078,477
Liabilities
Payable for investments purchased	1,246,229
Payable for investments purchased — mortgage dollar rolls	43,983,957
Payable upon return of securities loaned	51,303,720
Other accrued expenses and payables	102,952
Total liabilities	96,636,858
Net assets, at value	$ 159,441,619

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2004
Investment Income
Interest (net of foreign taxes withheld of $182)	$ 5,108,412
Interest — Cash Management Fund Institutional	525,625
Securities lending income	77,807
Total income	5,711,844
Expenses: Investment advisory fee	164,170
Auditing	47,909
Legal fees	30,361
Trustees' fees and expenses	5,654
Administrative fee	76,803
Other	13,285
Total expenses, before expense reductions	338,182
Expense reductions	(180,668)
Total expenses, after expense reductions	157,514
Net investment income (loss)	5,554,330
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,599,547
Net unrealized appreciation (depreciation) during the period on investments	(791,570)
Net gain (loss) on investment transactions	807,977
Net increase (decrease) in net assets resulting from operations	$ 6,362,307

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended December 31, 2004	Year Ended December 31, 2003
Operations: Net investment income	$ 5,554,330	$ 5,818,497
Net realized gain (loss) on investment transactions	1,599,547	1,172,749
Net unrealized appreciation (depreciation) on investment transactions during the period	(791,570)	(1,860,286)
Net increase (decrease) in net assets resulting from operations	6,362,307	5,130,960
Capital transaction in shares of beneficial interest: Proceeds from capital invested	40,932,264	123,424,314
Value of capital withdrawn	(30,831,392)	(85,169,389)
Net increase (decrease) in net assets from capital transactions in shares of beneficial interest	10,100,872	38,254,925
Increase (decrease) in net assets	16,463,179	43,385,885
Net assets at beginning of period	142,978,440	99,592,555
Net assets at end of period	$ 159,441,619	$ 142,978,440

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2004	2003	2002	2001	2000
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	143	100	130	130
Ratio of expenses before expense reductions (%)	.22	.23	.25	.24	.28
Ratio of expenses after expense reductions (%)	.10	.10	.10	.10	.10
Ratio of net investment income (loss) (%)	3.62	4.31	4.98	5.70	6.34
Portfolio turnover rate (%)	71[a]	173[a]	235[a]	232	221
Total Investment Return (%)[b,c]	4.32	3.80	10.09	—	—

[a] The portfolio turnover rates including mortgage dollar roll transactions were 341%, 271% and 266% for the years ended December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Total investment return for the Portfolio was derived from the performance of the Institutional Class of the Scudder US Bond Index Fund.

Notes to Financial Statements

A. Significant Accounting Policies

The US Bond Index Portfolio (the "Portfolio"), a series of the Scudder Investment Portfolios (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company organized as a New York business trust.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management Fund Institutional are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Portfolio. For example, while the Portfolio receives compensation as consideration for agreeing to repurchase the security, the Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing. Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolio is considered a partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

The Portfolio makes a daily allocation of its income, expenses and realized and unrealized gains and losses from securities and foreign currency transactions to its investors in proportion to their investment in the Portfolio.

B. Purchases and Sales of Securities

During the year ended December 31, 2004, purchases and sales of investment securities (excluding short-term investments, mortgage dollar rolls and US Treasury obligations) aggregated $101,557,898 and $96,495,422, respectively. Purchases and sales of US Treasury obligations aggregated $17,279,873 and $8,626,031, respectively. Mortgage dollar rolls aggregated $403,493,799 and $397,255,533, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor for the Portfolio and Investment Company Capital Corp. ("ICCC" or the "Administrator") is the Administrator for the Portfolio, both wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Portfolio in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.15% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Portfolio and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Portfolio. The Advisor does not impose advisory fees for the portion of assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended December 31, 2004, the Advisor and Administrator maintained the annualized expenses of the Portfolio at not more than 0.10% of the Portfolio's average daily net assets. Accordingly, for the year ended December 31, 2004, the advisory fee pursuant to the Investment Advisory Agreement was $164,170, all of which was waived.

The Portfolio paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has agreed to reimburse the Portfolio in 2005 for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Portfolio. The amounts for 2002 and 2003 were $52 and $28, respectively.

Administrator Service Fee. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.05% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2004, the Administrator Service Fee was $76,803, of which $13,692 was waived and none is unpaid at December 31, 2004.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Other. The Portfolio may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

D. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

F. Expense Reduction

For the year ended December 31, 2004, the Advisor agreed to reimburse the Fund $2,806, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Investment Portfolios and Holders of Beneficial Interest of US Bond Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the US Bond Index Portfolio (the "Portfolio") at December 31, 2004, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 28, 2005	PricewaterhouseCoopers LLP
Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	81111W 204
Fund Number	548
Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, December 31, 2004, Scudder Investment Portfolios has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                             US BOND INDEX PORTFOLIO
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
   Fiscal Year       Audit Fees    Audit-Related    Tax Fees       All Other
      Ended            Billed       Fees Billed     Billed to      Fees Billed
   December 31,       to Fund         to Fund         Fund          to Fund
--------------------------------------------------------------------------------
2004                    $41,700          $185          $4,200           $0
--------------------------------------------------------------------------------
2003                    $38,700         $1,237         $4,000           $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table shows the amount of fees  billed by PWC to Deutsche  Asset
Management,  Inc.  ("DeAM"  or  the  "Adviser"),  and  any  entity  controlling, controlled  by or under common  control  with DeAM  ("Control  Affiliate")  that provides ongoing services to the Fund ("Affiliated Fund Service Provider"),  for
engagements  directly related to the Fund's operations and financial  reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-Related          Tax Fees           All Other
                        Fees Billed           Billed to        Fees Billed
                        to Adviser           Adviser and      to Adviser and
  Fiscal              and Affiliated         Affiliated         Affiliated
 Year Ended            Fund Service         Fund Service       Fund Service
December 31,            Providers             Providers          Providers
--------------------------------------------------------------------------------
2004                     $431,907               $0                   $0
--------------------------------------------------------------------------------
2003                     $538,457               $0                   $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                     Total
                                   Non-Audit
                                Fees billed to
                                  Adviser and
                                Affiliated Fund         Total
                               Service Providers      Non-Audit
                                 (engagements        Fees billed
                                    related        to Adviser and
                                directly to the    Affiliated Fund
                    Total       operations and         Service
                  Non-Audit        financial         Providers
                Fees Billed        reporting         (all other       Total of
   Fiscal         to Fund        of the Fund)       engagements)      (A), (B
 Year Ended
December 31,         (A)              (B)                (C)           and (C)
--------------------------------------------------------------------------------
2004               $4,200              $0             $253,272          $257,472
--------------------------------------------------------------------------------
2003               $4,000              $0            $3,967,000       $3,971,000
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeAM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder U.S. Bond Index Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder U.S. Bond Index Portfolio

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               February 28, 2005

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               February 28, 2005